Exhibit 99.2

Consent of Independent Auditor

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-189961and No. 333-131929) of Chase Corporation of our report dated November 16, 2022, relating to the consolidated financial statements of NuCera Holdings Inc. as of and for the year ended December 31, 2021, which appears in this Form 8-K/A.

/s/ BDO USA, LLP

Houston, TX

November 17, 2022